EXHIBIT 3.3



                             State of Delaware
                  Office of the Secretary of State PAGE 1

               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", CHANGING ITS NAME FROM "PURE TECH INTERNATIONAL, INC." TO "PURETEC CORPORATION", FILED IN THIS OFFICE ON THE SEVENTH DAY OF MAY, A.D. 1996, AT 9 O'CLOCK A.M.


                                     /s/ Edward J. Freel
                                     ---------------------------------------
                                         Edward J. Freel, Secretary of State

                                     AUTHENTICATION: 8932680
                                     DATE:           02-20-98
2416069 8100
981067438




STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM  05/07/1996
Section 60131793 - 2416069

                         CERTIFICATE OF AMENDMENT
                      OF CERTIFICATE OF INCORPORATION
                     OF PURE TECH INTERNATIONAL, INC.

               Pure Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

               DOES HEREBY CERTIFY:

               FIRST: That pursuant to the recommendation of the Board of Directors of Pure Tech International, Inc., the following resolution amending the Certificate of Incorporation of said corporation, has been adopted by the vote of stockholders of said corporation holding a majority of the outstanding stock entitled to vote thereon. The resolution setting forth the amendment is as follows:

               RESOLVED, that Paragraph First of the Certificate of Incorporation shall be amended to read in its entirety as follows:

                         "The name of the Corporation is PureTec
                    Corporation, a corporation formed in accordance with the General Corporation Law of Delaware."

               SECOND: That these resolutions have been adopted by the vote of stockholders holding a majority of the outstanding stock entitled to vote hereon in accordance with Section 228 of the General Corporation Law of the State of Delaware.

               THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

               FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

               IN WITNESS WHEREOF, said Pure Tech International, Inc. has caused this certificate to be signed by its President, and its Secretary, this 1st day of May, 1996.

                                      Pure Tech International, Inc.

                                      By: /s/ David C. Katz
                                         ---------------------------------
                                         David C. Katz, President


ATTEST:

/s/ Paul Litwinozuk
------------------------------
    Paul Litwinozuk, Secretary



                             State of Delaware
                 Office of the Secretary of State PAGE 1

               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH NEWCO, INC.", CHANGING ITS NAME FROM "PURE TECH NEWCO, INC." TO "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF JULY, A.D. 1995, AT 4:30 O'CLOCK P.M.


                                  /s/ Edward J. Freel
                                  -------------------------------------------
                                      Edward J. Freel, Secretary of State

                                  AUTHENTICATION: 8932679
                                  DATE:           02-20-98


2416069 8100

981067438


                                                    STATE OF DELAWARE
                                                    SECRETARY OF STATE
                                                    DIVISION OF CORPORATIONS
                                                    FILED 04:30 PM  07/31/1995
                                                    950171678 - 2416069

                         CERTIFICATE OF AMENDMENT
                                    OF
                       CERTIFICATE OF INCORPORATION
                                    OF
                           PURE TECH NEWCO, INC.

               Pure Tech Newco, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

               DOES HEREBY CERTIFY:

               FIRST: That pursuant to the recommendation of the Board of Directors of Pure Tech Newco, Inc., the following resolution amending the Certificate of Incorporation of said corporation, has been adopted by the written consent of the directors of said corporation, no stock having been issued. The resolution setting forth the amendment is as follows:

                    RESOLVED, that the Certificate of Incorporation of this corporation be amended to change its corporate name to "PURE TECH INTERNATIONAL, INC."; and be it further

                    RESOLVED, that Article FIRST of the certificate of incorporation of this Corporation is amended to read in its entirety as follows:

                   "The name of the Corporation is Pure Tech International,
     Inc."

                    RESOLVED, that the Certificate of Incorporation of this corporation be amended to provide that the total shares of capital stock of this corporation shall be 51,000,000, par value $.01 per share, divided into 50,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock, par value $.01 per share; and be it further

                    RESOLVED, that paragraph (a) of Article FOURTH of the certificate of incorporation of this Corporation is amended to read in its entirety as follows:

                    "(a) The aggregate number of shares which the Corporation 'shall have the authority to issue is, 51,000,000, which are divided into 50,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share.

                    FURTHER RESOLVED, that the introductory paragraph of Article FIFTH of the certificate of incorporation of this Corporation is amended to conform to the par value established above, to read in its entirety as follows:

                    "There is hereby created a series of the Preferred stock of this corporation to consist of 5,000 shares of Preferred Stock, $.01 par value per share, which this corporation now has the authority to issue."

               SECOND: That these resolutions have been adopted by written consent of the directors of said corporation, no stock having been issued, in accordance with Section 228 of the General Corporation Law of the State of Delaware.

               THIRD: That said amendment was duly adopted in accordance with the provisions of Section 241 of the General Corporation Law of the State of Delaware. The corporation has received no payment for stock.

               FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

               IN WITNESS WHEREOF, said Pure Tech Newco, Inc. has caused this certificate to be signed by its President, and its Secretary, this 26th day of July, 1995.

                                      Pure Tech Newco, Inc.

                                      By: /s/ David C. Katz
                                         ---------------------------------
                                              David C. Katz, President


                             State of Delaware
                 Office of the. Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PURE TECH NEWCO, INC.", FILED IN THIS OFFICE ON THE FIFTH DAY OF JULY, A.D. 1994, AT 9 O'CLOCK A.M.


                                       /s/ Edward I. Freel
                                       -----------------------------------
                                           Edward I. Freel, Secretary of State


                                       AUTHENTICATION: 8932678
                                       DATE:           02-20-98

2416069 8100

981067438



STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 07/O5/1994
944122519 - 2416069

                       CERTIFICATE OF INCORPORATION
                                    OF
                           PURE TECH NEWCO, INC.


               First: The name of the Corporation is Pure Tech Newco, Inc., a corporation formed in accordance with the General Corporation Law of Delaware.

               Second: The address of the Corporation's registered office in the State of Delaware is 15 East North Street, Dover, Delaware 1990. The registered agent at such address shall be United Corporate Services, Inc. The county of Kent.

               Third: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

               Fourth:

               (a) The aggregate number of shares which the Corporation shall have the authority to issue is 50,000, which are divided into 45,000 shares of Common Stock, par value $.O5 per share, and 5,000 shares of Preferred Stock, par value of $.05 per share.

               (b) Preferred Stock. (1) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors, each of said series to be distinctly designated. All shares of any one series of Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends, if any, thereon shall be cumulative, if made cumulative. The voting powers and the preferences and relative, participating, optional and other special rights of each such series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopt prior to the issuance of any shares of a particular series of Preferred Stock, the voting powers and the designation, preferences and relative, optional and other special rights, and the qualifications, limitations and restrictions of such series, including, but without limiting the generality of the foregoing, the following:

               (A) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by like action of the Board of Directors;

               (B) The rate and times at which, and the terms and conditions on which, dividends, if any, on Preferred Stock of such series shall be paid, the extent of the preference or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

               (C) The right, if any, of the holders of Preferred Stock of such series to convert the same into or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock of the Corporation and the terms and conditions of such conversion or exchange;

               (D) Whether or not Preferred Stock of such series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions on which, Preferred stock of such series may be redeemed;

               (E) The rights, if any, of the holders of Preferred Stock of such series upon the voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding-up, of the Corporation;

               (F) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock of such series; and

               (G) The voting powers, if any, of the holders of such series of Preferred Stock which may, without limiting the generality of the foregoing, include the right, voting as a series or by itself or together with other series of Preferred Stock or all series of Preferred Stock as a class, to elect one or more directors of the Corporation if there shall have been a default in the payment of dividends on any one or more series of Preferred Stock or under such other circumstances and on such conditions as the Board of Directors may determine.

               (2) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in a revolution or resolutions pursuant to authority granted in this Paragraph FOURTH, provided that, to the extent set forth in Section 242 of the General Corporation law, the consent, by class or series vote or otherwise, of the holders of such of the series of Preferred Stock as are from time to time outstanding shall be required for the issuance by the Board of Directors of any other series of Preferred Stock for which the powers, preferences and rights shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them.

               (3) Subject to the provisions of subparagraph 2 of this paragraph (c), shares of Common Stock or any series of Preferred Stock may be issued from time to time as the Board of Directors of the Corporation shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

               (4) The authorized amount of shares of Common Stock and of Preferred Stock may, without a class or series vote, be increased or decreased from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote thereon.

               Fifth:

               There is hereby created a series of the Preferred Stock of this corporation to consist of 5,000 shares of Preferred Stock, $.05 par value per share, which this corporation now has authority to issue.

               1. The distinctive designation of the series shall be "Class A Preferred Stock"; the number of shares of Class A Preferred Stock shall be 5,000. No fractional shares of Class A Preferred Stock shall be issued.

               2. The holders of the Class A Preferred Stock are not entitled to any dividends.

               3. The Class A Preferred Stock shall be preferred as to assets over the Junior Stock so that, in the event of the voluntary or involuntary liquidation, dissolution or winding-up of this corporation, the holders of Class A Preferred Stock shall be entitled to have set apart for them or to be paid out of the assets of this corporation (after provision for the holders of Senior Stock) , before any distribution is made to or set apart for the holders of Junior Stock, an amount in cash equal to, and in no event more than, $1,000 per share of Class A Preferred Stock. If, upon such liquidation, dissolution or winding-up of this corporation, the assets of this corporation available for distribution to the holders of its stock shall (after provision for the holders of Senior Stock) be insufficient to permit the distribution in full of the amounts receivable as aforesaid by the holders of Class A Preferred Stock, then all such assets of this corporation shall be distributed ratably among the holders of Class A Preferred Stock in proportion to the amounts which each would have been entitled to receive if such assets were insufficient to permit distribution in full as aforesaid. Neither the consolidation nor merger of this corporation nor the sale, lease or transfer by this corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding-up of this corporation for the purposes of this paragraph 3.

               4. (a) This corporation shall be obligated to redeem 1,000 shares of the Class A Preferred Stock on each of the first five anniversaries of the date of issuance of the Class A Preferred Stock. The redemption price shall at the option of the holder be payable either in cash or in shares of restricted Common Stock of the corporation valued at the average of the closing prices of the Common Stock on each of the 20 trading days ending prior to the redemption date. No fractional shares of Common Stock will be issued.

               (b) Notwithstanding the foregoing, the number of shares of Class A Preferred Stock to be redeemed shall be reduced by one (1) for each 1,000 of the amount if any by which $1,100,000 is less than the sum of the actual out of pocket cash loss to the corporation or its subsidiaries in the Dalen vs. Ozite lawsuit, and the cost at settling such lawsuit, including legal fees incurred at any time hereafter, and (ii) for each $1,000 of the amount if any by which $1,500,000 is less than the sum of the actual out of pocket cash loss to the corporation in the Ranger superfund matter, and the cost of settling such matter, including legal fees incurred at any time hereafter. Such reductions for any loss or cost ("Defined Losses") shall be applied pro rata (based on principal amount to be redeemed) among all redemptions required to be made after the date of such loss.

               5. Not less than 30 nor more than 120 days prior to each date fixed for redemption, a notice referring to the redemption shall be given by mail to the holders of record of the shares of Class A Preferred Stock at their respective addresses an the same shall appear on the Class A Preferred Stock books of this corporation. From and after the date fixed for redemption (unless default be made by this corporation in providing moneys for the payment of the redemption price) all rights of the holders thereof as stockholders of this corporation (except the right to receive payment of said redemption price) shall cease and terminate.

               Shares of Class A Preferred Stock redeemed pursuant to the provisions hereof shall thereupon be deemed retired and shall resume the status of authorized but unissued shares of Preferred Stock (without serial designation).

               If the Shares of Class A Preferred Stock are held by more than one holder, the shares to be redeemed on any date shall be allocated among the holders pro rata with the number of shares owned by them, or as they shall otherwise unanimously agree by joint notice to the corporation.

               6. The Class A Preferred Stock shall not be convertible into any other security, provided that such Class may be redeemed for Common Stock as otherwise provided herein.

               7. Except as otherwise expressly provided by law, the holders of the Class A Preferred Stock shall have one vote per share on all matters which are voted upon by the holders of Common Stock and the Class A Common Stock, and they shall vote on all such matters as one class, and not as a separate class.

               8. The term "Junior Stock" shall mean the Common Stock and those series of Preferred Stock which, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall designate the special rights and limitations of each much class and series of stock and series of Preferred Stock, shall be subordinate to the Class
A Preferred Stock in respect of the right of the holders thereof to receive dividends or to participate in the assets of this corporation distributable to stockholders upon any liquidation, dissolution or winding-up of this corporation.

               The term "Senior Stock" shall mean those series of Preferred Stock which, by the terms of the Certificate of Incorporation or of the instrument by which the Board of Directors, acting pursuant to authority granted in the Certificate of Incorporation, shall designate the special rights and limitations of each such class and series of stock and series of Preferred Stock, shall be senior to the Class A Preferred Stock in respect of the right of the holders thereof to receive dividends or to participate in the assets of this corporation distributable to stockholders upon any liquidation, dissolution or winding-up of this corporation.

               Sixth: The corporation's right to amend any provision of the Certificate of Incorporation shall be subject to the right of the holders of all then outstanding shares of Preferred Stock which are set forth in Section 242 (b) (2) of the General Corporation Law of the State of Delaware.

               Seventh: The name and mailing address of the incorporator are as follows:

                          Oscar D. Folger
                          521 Fifth Avenue, 24th Floor
                          New York, NY 10175

               Eighth: The original by-laws of the Corporation shall be adopted by the incorporator. Thereafter, the power to make, alter or repeal by-laws shall be in the Directors of the Corporation.

               Ninth: A director, or former director, shall not be liable to the corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, provided that this provision shall not eliminate or limit the liability of a director: (i) for any breach of the director's duty of loyalty to the corporation or its stockholders;
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under SS174 of the General Corporation Law of the State of Delaware, pertaining to the liability of directors for unlawful payment of dividends or unlawful stock purchase or redemption; or (iv) for any transaction from which the director derived an improper personal benefit.

               Tenth:

               The corporation shall indemnify its directors and officers, and the directors and officers of its subsidiaries, to the maximum, extent permitted by law.


                                   /s/ Oscar D. Folger
                                   ---------------------------------
                                       Oscar D. Folger, Incorporator



                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE THIRTIETH DAY OF MARCH, A.D. 1989, AT 9 O'CLOCK A.M.


                                      /s/ Edward J. Freel
                                      ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 8932689
                                      DATE:02-20-98

2101655 8100
981067439



                         CERTIFICATE OF AMENDMENT
                                    OF
                       CERTIFICATE OF INCORPORATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.


               It is hereby certified as follows:

               1. The name of the corporation is Pure Tech International, Inc. Its Certificate of Incorporation was filed on September 16, 1986.

               2. Article TENTH of the Certificate of Incorporation is hereby deleted. With the same force and effect as if it has never been set forth in the Certificate of Incorporation, so that, among other things, any preemptive rights heretofore accrued are extinguished hereby.

               3. The amendment was adopted in accordance with the provisions of Sections 228 and 242 of the Delaware General Corporation Law.


                                             /s/ David Katz
                                             -----------------------------
                                                 David Katz, President


                                             /s/ Yitz Grossman
                                             -----------------------------
                                                 Yitz Grossman, Secretary



                          State of Delaware
                  Office of the Secretary of State          PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF MARCH, A.D. 1989, AT 9 O'CLOCK A.M.

                                      /s/ Edward J. Freel
                                      ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 8932688
                                      DATE:02-20-98

2101655 8100


981067439



                      CERTIFICATE OF AMENDMENT OF THE
                       CERTIFICATE OF INCORPORATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.

               It is hereby certified as follows:

               1. The name of the corporation is Pure Tech International, Inc. Its certificate of incorporation was filed on September 16, 1986.

               2. Article FOURTH of the certificate of incorporation is amended to read as follows:

               The corporation shall be authorized to issue 50,000,000 shares of Common Stock, par value $.01 per share, and 10,400,000 shares of Class A Common Stock, par value $.01 per share. Shares of Common Stock shall be identical to shares of Class A Common Stock for all purposes on a share for share basis, except that the Common Stock shall be entitled to one vote per share on each matter on which is voted on by stockholders, and the Class A Common Stock shall have five votes per share on each matter voted on by shareholders. The Common Stock and the Class A Common Stock shall vote together as one class, and not as separate classes. Shares of Class A Common Stock shall be convertible by the respective holders thereof into shares of Common Stock at any time on a share for share basis, and upon the sale or transfer of any Class A Common Stock after the effectiveness of any public offering by the corporation under the Securities Act of 1933, or the death of the holder thereof after such effectiveness, such conversion shall occur automatically.

               3. The amendment was adopted in accordance with the provisions of
Section 242 of the Delaware General Corporation Law.


/s/ Werner Haase
--------------------------------
    Werner Haase, President


Attest: /s/ Yitz Grossman
        ------------------------
        Yitz Grossman, Secretary



                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE TWELFTH DAY OF OCTOBER, A.D. 1988, AT 9 O'CLOCK A.M.


                                      /s/ Edward I. Freel
                                      ----------------------------------------
                                          Edward I. Freel, Secretary of State

                                      AUTHENTICATION: 8932687

                                      DATE: 02-20-98
2101655 8100
981067439


                      CERTIFICATE OF AMENDMENT OF THE
                       CERTIFICATE OF INCORPORATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.


               It is hereby certified as follows:

               1. The name of the corporation is Pure Tech International, Inc. Its certificate of incorporation was filed on September 16, 1986.

               2. Article FOURTH of the certificate of incorporation is amended to read as follows:

               The corporation shall be authorized to issue 25,000,000 shares of Common Stock, par value $.01 per share, and 6,000,000 shares of Class A Common Stock, par value $. 01 per share. Shares of Common Stock shall be identical to shares of Class A Common Stock for all purposes on a share for share basis, except that the Common Stock shall be entitled to one vote per share on each matter on which is voted on by stockholders, and the Class A Common Stock shall have five votes per share on each matter voted on by shareholders. The Common Stock and the Class A Common Stock shall vote together as one class, and not as separate classes. Shares of Class A Common Stock shall be convertible by the respective holders thereof into shares of Common Stock at any time on a share for share basis, and upon the sale or transfer of any Class A Common Stock after the effectiveness of any public offering by the corporation under the Securities Act of 1933, or the death of the holder thereof after such effectiveness, such conversion shall occur automatically.

               3. All shares of common stock which are outstanding on the date that this Certificate of Amendment is filed are hereby converted into shares of Class A Common Stock on the basis of one share of Class A Common Stock for each share of common stock which is outstanding on the date that this Certificate of Amendment is filed.

               4. The amendment was adopted in accordance with the provisions of Section 242 Delaware General Corporation Law.


/s/ David C. Katz, President
--------------------------------
    David C. Katz, President


Attest: Yitz Grossman
        ------------------------
        Yitz Grossman, Secretary


                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF DECEMBER, A.D. 1986, AT 9 O'CLOCK A.M.


                                      /s/ Edward J. Freel
                                      ---------------------------------------
                                          Edward J. Freel, Secretary of State

                                      AUTHENTICATION: 8932686
                                      DATE:           02-20-98

2101655 8100

981067439


                         CERTIFICATE OF AMENDMENT
                    OF CERTIFICATE OF INCORPORATION OF
                       PURE TECH INTERNATIONAL, INC.


               Puree Tech International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

               First: That the Board of Directors of said corporation, at a meeting duly convened and held, adopted a resolution proposing and declaring advisable the following amendment to the Certification of Incorporation of said corporation:

               RESOLVED, that the Certificate of Incorporation of the corporation be amended by adding article TENTH which shall read as follows:

                                     Article TENTH

               Each holder of any of the shares of the corporation shall be entitled to a preemptive right to purchase or subscribe for
               (i) any unissued shares of any class of the corporation,
               (ii) any additional shares of any class to be issued by reason of any increase of the authorized capital stock of the corporation of any class, (iii) bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation, and (iv) options, warrants or other rights to purchase stock and other securities of any class, whether said unissued stock or other securities dm1l be issued for cash, property, or any other lawful consideration, and, without limitation of the foregoing, shall have such a preemptive right with respect to shares or other securities offered for sale if they (a) are issued or optioned by the board of directors to effect a merger or consolidation or for a consideration other than cash; or (b) are shares or other securities theretofore reacquired by the corporation after having been duly issued and not restored to the status of authorized but unissued shares; however, there shall be no preemptive right with respect to stock options granted to employees of the corporation and shares of capital stock issued pursuant to such stock options, provided that such stock options have received the unanimous consent of the entire board of directors of the corporation and the total stock options, collectively, granted by the board of directors do not exceed 200,000 shares. Provided, further, that there shall be no preemptive rights with respect to any public offering or issue of shares to the public pursuant to a registration statement under the Securities Act of 1933.

               Second: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with provisions of Section 228 of the General Corporation Law of the State of Delaware and said written consent was filed with the corporation.

               Third: That the Aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of Title 8 of the Delaware Code of 1953.

               Fourth: That the capital of said corporation will not be reduced under or by reason of said amendment.

               IN WITNESS WHEREOF, said corporation this certificate to be signed by Joon K. Kim, its President and Joon K. Kim, its Secretary this 22rd day of December, 1986.


                                      /s/ Joon K. Kim
                                      ---------------------------
                                          Joon K. Kim, President


STATE OF MINNESOTA )
                   )ss
COUNTY OF HENNEPIN )

               This instrument was acknowledged before me on December 22, 1996, by Joon K. Kim as President of Pure Tech international, Inc. to be the act of deed of said corporation.


                                      /s/ David F. Sen_____
                                      ---------------------------
                                      Notary Public


STATE OF MINNESOTA )
                   )ss
COUNTY OF HENNEPIN )

               This instrument was acknowledged before me on December 22, 1986 by Joon K. Kim, as Secretary of Pure Tech Inc. to be the act and deed of said corporation.


                                      /s/ David F. Sen_____
                                      ---------------------------
                                      Notary Public


                             State of Delaware
                  Office of the Secretary of State PAGE 1


               I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "PURE TECH INTERNATIONAL, INC.", FILED IN THIS OFFICE ON THE SIXTEENTH DAY OF SEPTEMBER, A.D. 1986, AT 9 O'CLOCK A.M.

                                      /s/ Edward J. Freel
                                      ---------------------------------------
                                          Edward J. Freel, Secretary of State
                                      AUTHENTICATION: 8932685
                                      DATE:           02-20-98

2101655 8100
981067439


                       CERTIFICATE OF INCORPORATION
                                    OF
                       PURE TECH INTERNATIONAL, INC.


               The undersigned, being of legal age, in order to form a corporation under and pursuant to the laws of the State of Delaware, does hereby set forth as follows:

               FIRST: The name of the corporation is
                      PURE TECH INTERNATIONAL, INC.

               SECOND: The address of the initial registered office and registered agent in this state is c/o United Corporate Services, Inc., 410 South State Street, in the City of Dover, County of Kent, State of Delaware 19901 and the name of the registered agent at said address is United Corporate Services, Inc.

               THIRD: The purpose of this corporation is to engage in any lawful act or activity for which corporations say be organized under the corporation laws of the State of Delaware.

               FOURTH: The corporation shall be authorized to issue the following shares:

               Class          Number of Shares         Par Value
               -----          ----------------         ---------
               COMMON         10,000,000                 $.01

               FIFTH: The name and address of the incorporator are as follows:

               NAME                            ADDRESS
               ----                            -------
               Ray A. Barr                    9 East 40th Street
                                              New York, Now York 10016

               SIXTH: The following provisions are Inserted for the management of the business and for the conduct of the affairs of the corporation, and for further definition, limitation and regulation of the powers of the corporation and of Its directors and stockholders:

               (1) The number of directors of the corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws. Election of directors need not be by ballot unless the by-laws so provide.

               (2) The Board of Directors shall have power without the assent or vote of the stockholders:

                    (a) To sake, alter, amend, change, add to or repeal the By-Laws of the corporation; to fix and vary the amount to be reserved for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the corporation; to determine the use and disposition of any surplus or not profits; and to fix the times for the declaration and payment of dividends.

                    (b) To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the corporation (other than the stockledger) or any of them, shall be open to the inspection of the stockholders.

               (3) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and as binding upon the corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest or for any other reason.

               (4) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this certificate, and to any by-laws from time to time made by the stockholders; provided, however, that no by-laws so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

               SEVENTH: No director shall be liable to the corporation or any of its stockholders for monetary damages for broach of fiduciary duty as a director, except with respect to (1) a breach of the director's duty of loyalty to the corporation or its stockholders. (2) acts or omissions not in good faith or which involve Intentional misconduct or a knowing violation of law, (3) liability under Section 174 of the Delaware General Corporation Law or (4) a transaction from which the director derived an improper personal benefit, it being the intention of the foregoing provision to eliminate the liability of the corporation's directors to the corporation or its stockholders to the fullest extent permitted by Section 102(b)(7) of the Delaware General Corporation Law, as amended from time to time. The corporation shall indemnify to the fullest extent permitted by Sections 102(b)(7) and 145 of the Delaware General Corporation Law, as amended from time to time, each person that such Sections grant the corporation the power to indemnify.

               EIGHTH: Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware, may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, and the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case my be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

               NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred heroin on stockholders, directors and officers are subject to this reserved power.

               IN WITNESS WHEREOF, the undersigned hereby executes this document and affirms that the facts set forth herein are true under the penalties of perjury this fifteenth day of September, 1986.


                                      /s/ Ray A. Barr
                                      -----------------------------
                                          Ray A. Barr, Incorporator